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                              SOCIETY CORPORATION
                      1988 STOCK APPRECIATION RIGHTS PLAN

    1. PURPOSE. The purpose of this 1988 Stock Appreciation Rights Plan (the "Plan") is to provide to optionees under stock options heretofore or hereafter granted pursuant to any stock option plan of Society Corporation (the "Corporation") now or hereafter in effect an alternative method of realizing the benefits provided by such stock options.

    2. DEFINITIONS. As used in the Plan:

    (a) "Change in Control" shall be deemed to occur:

         (i) upon the approval by the shareholders of the Corporation of (A) any consolidation or merger of the Corporation with or into another corporation or entity if, as a result of such consolidation or merger, voting securities of the Corporation outstanding immediately prior to such consolidation or merger will not represent or account for (either directly by continuing to be outstanding as voting securities of the resulting or surviving corporation or entity or indirectly by being converted into or exchanged for voting securities of the resulting or surviving corporation or entity) at least 60% of the voting securities of the resulting or surviving corporation as of immediately after the consolidation or merger,
    (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation, or (C) adoption of any plan for the liquidation or dissolution of the Corporation, or

         (ii) upon any "person" (as defined in Section 13(d) of the Securities Exchange Act of 1934 as amended), corporation or other entity, other than the Corporation, making a tender offer or exchange offer to acquire any Common Shares (or securities convertible into Common Shares) for cash, securities or any other consideration provided, that (A) at least a portion of such securities sought pursuant to the tender offer or exchange offer in question is acquired and (B) after consummation of such tender offer or exchange offer, the person, corporation, or other entity in question is the "beneficial owner" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 25% of the outstanding Common Shares;

         (b) "Committee" means the committee provided for in Section 10.

         (c) "Common Shares" means Common Shares, $1 par value, of the Corporation or, if by reason of the adjustment provision in any stock option plan under which any stock option is outstanding, the class of shares subject to such outstanding stock option.

         (d) "fair market value" of Common Shares on any relevant date shall be determined by the Committee.

         (e) "limited stock appreciation right" means a right granted pursuant to Section 5.

         (f) "Minimum Price Per Share" shall mean the highest gross price (before brokerage commissions and soliciting dealers' fees) paid or to be paid for an Ordinary Share (whether by way of exchange, conversion, distribution upon liquidation or otherwise) pursuant to any change in control. For purposes of this definition, if the consideration paid or to be paid pursuant to any change in control shall consist, in whole or in part, of consideration other than cash, the Committee shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration.

         (g) "outstanding stock option" means a stock option to purchase Common Shares (either Ordinary Shares or Book Value Shares) granted by the Corporation pursuant to any stock option plan of the Corporation now or hereafter in effect, whether or not such stock option is at the time exercisable, to the extent that such stock option at such time has not been exercised and has not terminated.

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   (h) "spread", in the case of an outstanding stock option relating to Ordinary
Shares (as defined in the Society Corporation 1988 Stock Option Plan), means the excess of the fair market value of a Common Share on the date when a stock appreciation right granted pursuant to the Plan is exercised over the option price provided for in the related outstanding stock option, and in the case of an outstanding stock option relating to Book Value Shares, means the excess of the Book Value Per Share (as defined in the Society Corporation 1988 Stock
Option Plan) on the date when a stock appreciation right granted pursuant to the Plan is exercised over the option price provided for in the related outstanding stock option.

    (i) "stock appreciation right" means a right granted pursuant to Section 3.

3. GRANT OF STOCK APPRECIATION RIGHTS.

    (a) The Committee may at any time and from time to time grant stock appreciation rights in respect of all or any part of any outstanding stock option (including any outstanding stock option simultaneously granted) and may define the terms of such stock appreciation rights, subject to the provisions of the Plan. Any grant may permit the exercise of stock appreciation rights with respect to the value of Ordinary Shares or Book Value Shares, or a combination of both, covered by the related outstanding stock option.

    (b) Stock appreciation rights shall entitle the optionee to receive from the Corporation, upon surrender of the related outstanding stock option, or any portion thereof, an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread at the time of the exercise of the stock appreciation rights, multiplied by the number of Common Shares in respect of which the stock appreciation rights shall have been exercised. Such amount may be paid by the Corporation in cash, in whole Ordinary Shares (taken at their fair market value at the time of exercise of the stock appreciation rights), in whole Book Value Shares (taken at their Book Value Per Share as defined in the Society Corporation 1988 Stock Option Plan), or in any combination thereof, as the Committee shall determine; provided, however, that in no event shall the total number of Common Shares which may be paid to the optionee pursuant to the exercise of stock appreciation rights exceed the total number of Common Shares subject to the related outstanding stock option. The foregoing determinations may be made at the time of grant of the stock appreciation rights or at any time thereafter and shall be subject to change at any time or from time to time.

    (c) Each grant of a stock appreciation right shall be evidenced by an Agreement executed on behalf of the Corporation by an officer designated by the Committee and accepted by the optionee. Such Agreement shall describe the stock appreciation rights, specify the related outstanding stock options, and state that such stock appreciation rights are subject to all the terms and provisions of the Plan and contain such other terms and provisions, consistent with the Plan, as the Committee may approve.

    (d) A grant of stock appreciation rights may specify waiting periods before exercise and permissible exercise dates; provided, however, that no stock appreciation right shall be exercisable except at a time when the related outstanding stock option may be exercised.

    (e) Stock appreciation rights shall not be granted in respect of outstanding stock options to purchase in excess of 1,350,000 Common Shares. In the event of any change in the Common Shares subject to outstanding stock options in respect of which stock appreciation rights have been granted under the Plan, by reason of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or any merger, consolidation, separation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, all as more fully described in Section 14 of the Society Corporation 1988 Stock Option Plan, the aggregate number of Ordinary Shares and Book Value Shares subject to outstanding stock options in respect of which stock appreciation rights may thereafter be granted under the Plan and the number and class of shares subject to each outstanding stock option in respect of which stock appreciation rights have theretofore been granted under the Plan shall be appropriately adjusted.

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4. EXERCISE OF STOCK APPRECIATION RIGHTS.

    (a) Stock appreciation rights may be exercised only (i) when there is a positive spread, and (ii) by surrender to the Corporation, unexercised, of the related outstanding stock option or any applicable portion thereof. No stock appreciation right or related stock option shall in any event be exercised during the first six months of their respective terms.

    (b) Any Ordinary Shares or Book Value Shares covered by outstanding stock options so surrendered shall not be available for the granting of further stock options under any stock option plan of the Corporation, anything in such stock option plan to the contrary notwithstanding.

5. GRANT OF LIMITED STOCK APPRECIATION RIGHTS.

    (a) The Committee may at any time and from time to time grant limited stock appreciation rights in respect of all or any part of any outstanding stock option (including any outstanding stock option simultaneously granted) and may define the terms of such limited stock appreciation rights, subject to the provisions of the Plan. Any grant may permit the exercise of limited stock appreciation rights with respect to the value of Ordinary Shares or Book Value Shares, or a combination of both, covered by the related outstanding stock option.

    (b) Limited stock appreciation rights granted with respect to incentive stock options shall entitle the optionee to receive from the Corporation, upon surrender of the related outstanding incentive stock option, or any portion thereof, an amount equal to 100% of the spread at the time of the exercise of the limited stock appreciation rights, multiplied by the number of Ordinary Shares in respect of which the limited stock appreciation rights shall have been exercised. Such amount shall be paid by the Corporation in cash.

    (c) Limited stock appreciation rights granted with respect to non-incentive stock options shall entitle the optionee to receive from the Corporation, upon surrender of the related outstanding non-incentive stock option, or any portion thereof, an amount equal to 100% of the higher of (i) the spread at the time of the exercise of the limited stock appreciation rights, (ii) the excess of the Minimum Price Per Share over the option price per share of Ordinary Shares subject to the related non-incentive stock option, or (iii) the excess of the highest mean between the high and low sales prices per share in the over-the-counter market, National Market System, as reported by the National Quotations Bureau, Inc. and NASDAQ on any one day during the period beginning on the sixtieth day prior to the date on which such limited stock appreciation rights are exercised and ending on the date on which such limited rights are exercised over the option price per share of Ordinary Shares subject to the related non-incentive stock option, multiplied by the number of Common Shares in respect of which the limited stock appreciation rights have been exercised. Such amount shall be paid by the Corporation in cash.

    (d) Each grant of a limited stock appreciation right shall be evidenced by an agreement executed on behalf of the Corporation by an officer designated by the Committee and accepted by the optionee. Such agreement shall describe the limited stock appreciation rights, specify the related outstanding stock option(s) and state that such limited stock appreciation rights are subject to all the terms and provisions of the Plan and contain such other terms and provisions, consistent with the Plan, as the Committee may approve.

    (e) Limited stock appreciation rights shall not be granted in respect of outstanding stock options to purchase in excess of 1,350,000 Common Shares. In the event of any change in the Common Shares subject to outstanding stock options in respect of which limited stock appreciation rights have been granted under the Plan, by reason of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or any merger, consolidation, separation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, all as more fully described in Section 14 of the Society Corporation 1988 Stock Option Plan, the aggregate number of Ordinary Shares and Book Value Shares subject to outstanding stock options in respect of which limited stock appreciation rights may thereafter be granted under the Plan and the number and class of shares subject to each outstanding stock option in respect of


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which limited stock appreciation rights have theretofore been granted under the Plan shall be appropriately adjusted.

6. EXERCISE OF LIMITED STOCK APPRECIATION RIGHTS.

         (a) Limited stock appreciation rights may be exercised only (i) when there is a positive spread, (ii) after the expiration of six months from the date of grant of the limited stock appreciation rights, (iii) during the 30-day period beginning on the first day after the date of a Change in Control of the Corporation, (iv) at a time when the holder of the related outstanding stock option is, directly or indirectly, subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (v) at a time and to the same extent as the related outstanding stock option is exercisable, and (vi) by surrender to the Corporation, unexercised, of the related outstanding stock option or any applicable portion thereof.

         (b) Any Ordinary Shares or Book Value Shares covered by outstanding stock options so surrendered shall not be available for the granting of further stock options under any stock option plan of the Corporation, anything in such stock option plan to the contrary notwithstanding.

    7. ASSIGNABILITY. Stock appreciation rights and limited stock appreciation rights shall not be transferable or assignable by the optionee otherwise than by will or the laws of descent and distribution.

    8. TERMINATION. Stock appreciation rights and limited stock appreciation rights shall terminate and may no longer be exercised upon the earlier of (a) exercise or termination of the related outstanding stock option, or (b) any termination date specified by the Committee at the time of grant of such stock appreciation rights.

    9. AMENDMENT, SUSPENSION, OR TERMINATION. The Committee may at any time amend, suspend, or terminate any stock appreciation rights or limited stock appreciation rights theretofore granted under the Plan without the holder's consent. In case of amendment, the amended stock appreciation rights or limited stock appreciation rights shall be in accordance with the Plan.

    10. ADMINISTRATION. The Plan shall be administered by a committee composed of not less than three directors of the Corporation to be appointed by the Board of Directors (the "Committee"). The members of the Committee shall not be officers or employees of the Corporation or any subsidiary. The Board of Directors may also appoint one or more directors as alternate members of the Committee. No stock appreciation right or limited stock appreciation right shall be granted to any member or alternate member of the Committee. The Committee shall have authority to grant stock appreciation rights or limited stock appreciation rights under the Plan, and subject to the terms of the Plan, (a) to determine the officers to whom stock appreciation rights or limited stock appreciation rights shall be granted, the number of shares to be covered by each stock appreciation right or limited stock appreciation right, the time or times at which stock appreciation rights or limited stock appreciation rights shall be exercisable, and the terms and provisions of the instruments by which stock appreciation rights or limited stock appreciation rights shall be evidenced, (b) to interpret the Plan, and (c) to make all determinations necessary for the administration of the Plan. Notwithstanding the foregoing, the Corporation's Board of Directors may exercise any authority granted herein to the Committee.

    The construction and interpretation by the Committee of any provision of the Plan or any agreement granting stock appreciation rights or limited stock appreciation rights entered into pursuant to the Plan and any determination by the Committee pursuant to any provision of the Plan or any agreement granting stock appreciation rights or limited stock appreciation rights shall be final and conclusive. No member or alternate member of the Committee shall be liable for any such action or determination made in good faith.

    11. COMMON SHARES. Common Shares issued or delivered on the exercise of stock appreciation rights may be authorized and unissued Common Shares or treasury shares or a combination thereof.

    12. DURATION AND TERMINATION OF THE PLAN. The Plan shall remain in effect through February 17, 1998, and shall then terminate, unless terminated at an earlier date by action of the Board of Directors of the Corporation; provided, however, that termination of the Plan shall not affect stock appreciation rights or limited stock appreciation rights granted prior thereto.


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    13. AMENDMENT OF PLAN. The Board of Directors may alter or amend the Plan from time to time, except that, without shareholder approval, no amendment shall (a) materially increase the benefits accruing to optionees to whom stock appreciation rights or limited stock appreciation rights have been granted under the Plan, or (b) materially increase the stock appreciation rights or limited stock appreciation rights which may be granted under the Plan (except that adjustments authorized by Sections 3(e) and 5(e) shall not be limited by this provision), or (c) materially modify the requirements as to eligibility for participation under the Plan.